UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  JANUARY 2000

NOTE BALANCE RECONCILIATION                                                       DOLLARS
                                                        CLASS A-1       CLASS A-2         CLASS A-3        CLASS A-4
                                                     -------------    -------------    -------------    -------------
Original Note Balances                                72,500,000.00    94,500,000.00    88,000,000.00    95,200,000.00
Beginning Period Note Balances                        20,249,118.62    94,500,000.00    88,000,000.00    95,200,000.00
Principal Collections - Scheduled Payments             3,732,919.21                -                -                -
Principal Collections - Payoffs                        2,896,456.13                -                -                -
Principal Withdrawal from Payahead                           609.54                -                -                -
Gross Principal Charge Offs                              859,992.65                -                -                -
Repurchases                                                       -                -                -                -
Accelerated Principal                                  1,092,787.28                -                -                -
Principal shortfall, up to Accelerated Principal                  -                -                -                -
Total Principal to be Distributed                      8,582,764.81                -                -                -
                                                      -------------    -------------    -------------    -------------
Ending Note Balances                                  11,666,353.81    94,500,000.00    88,000,000.00    95,200,000.00
                                                      =============    =============    =============    =============


Note Factor                                               0.1609152        1.0000000        1.0000000        1.0000000
Interest Rate                                                5.4730%          6.1900%          6.6100%           6.820%

NOTE BALANCE RECONCILIATION                                                             NUMBERS
                                                           CLASS B          TOTAL
                                                      -------------   --------------     ------
Original Note Balances                                 14,591,551.00   364,791,551.00     24,594
Beginning Period Note Balances                         14,591,551.00   312,540,669.62     22,364
Principal Collections - Scheduled Payments                         -     3,732,919.21
Principal Collections - Payoffs                                    -     2,896,456.13        350
Principal Withdrawal from Payahead                                 -           609.54
Gross Principal Charge Offs                                        -       859,992.65         58
Repurchases                                                        -                -          0
Accelerated Principal                                              -     1,092,787.28
Principal shortfall, up to Accelerated Principal                   -                -
Total Principal to be Distributed                                  -     8,582,764.81
                                                       -------------   --------------     ------
Ending Note Balances                                   14,591,551.00   303,957,904.81     21,956
                                                       =============   ==============     ======


Note Factor                                                1.0000000        0.8332372
Interest Rate                                                  7.050%          6.3476%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                              364,791,551.99
Beginning Period Principal Balance                                      318,679,714.75
Principal Collections - Scheduled Payments                                3,732,919.21
Principal Collections - Payoffs                                           2,896,456.13
Principal Withdrawal from Payahead                                              609.54
Gross Principal Charge Offs                                                 859,992.65
Repurchases                                                                          -
                                                                        --------------
Ending Principal Balance                                                311,189,737.22
                                                                        ==============
Ending Note Balances                                                    303,957,904.81
                                                                        ==============
Tail not sold                                                                     0.99
                                                                        ==============
Cumulative Accelerate Principal                                           7,231,831.42
                                                                        ==============


CASH FLOW RECONCILIATION

Principal Wired                                                           6,631,755.71
Interest Wired                                                            3,339,751.90
Withdrawal from Payahead Account                                                879.24
Repurchases (Principal and Interest)                                                 -
Charge Off Recoveries                                                       298,672.60
Interest Advances                                                            84,725.88
Collection Account Interest Earned                                           34,783.54
Spread Account Withdrawal                                                            -
Policy Draw for Principal or Interest                                                -
                                                                        --------------

Total Cash Flow                                                          10,390,568.87
                                                                        ==============


TRUSTEE DISTRIBUTION(2/8/00)

Total Cash Flow                                                          10,390,568.87
Unrecovered Advances on Defaulted Receivables                                30,742.40
Servicing Fee (Due and Unpaid)                                                       -
Interest to Class A-1 Noteholders, including any overdue amounts             89,274.43
Interest to Class A-2 Noteholders, including any overdue amounts            487,462.50
Interest to Class A-3 Noteholders, including any overdue amounts            484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts            541,053.33
Interest to Class B Noteholders, including any overdue amounts               85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts         8,582,764.81
Principal to Class A-2 Noteholders, including any overdue amounts                    -
Principal to Class A-3 Noteholders, including any overdue amounts                    -
Principal to Class A-4 Noteholders, including any overdue amounts                    -
Principal to Class B Noteholders, including any overdue amounts                      -
Insurance Premium                                                            34,987.19
Interest Advance Recoveries from Payments                                    50,535.86
Unreimbursed draws on the Policy forPrincipal orInterest                             -
Deposit to Payahead                                                           3,248.60
Payahead Account Interest to Servicer                                            41.06
Excess                                                                               -
                                                                        --------------

Net Cash                                                                             -
                                                                        ==============

Servicing Fee Retained from Interest Collections                            265,566.43


SPREAD ACCOUNT RECONCILIATION


Original Balance                                                            911,978.88
Beginning Balance                                                           911,978.88
Trustee Distribution of Excess                                                       -
Interest Earned                                                               4,358.63
Spread Account Draws                                                                 -
Reimbursement for Prior Spread Account Draws                                         -
Distribution of Funds to Servicer                                            (4,358.63)
                                                                        --------------
Ending Balance                                                              911,978.88
                                                                        ==============

Required Balance                                                            911,978.88



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                         14,591,662.08
Beginning Balance                                                         6,771,325.17
Reduction Due to Spread Account                                                   0.00
Reduction Due to Accelerated Principal                                    (734,761.82)
Reduction Due to Principal Reduction                                      (340,397.78)
                                                                        --------------
Ending Balance                                                            5,696,165.57
                                                                        ==============

First Loss Protection Required Amount                                     5,696,165.57
First Loss Protection Fee %                                                      2.00%
First Loss Protection Fee                                                     9,810.06



POLICY RECONCILIATION


Original Balance                                                        364,791,551.00
Beginning Balance                                                       313,648,291.37
Draws                                                                                -
Reimbursement of Prior Draws                                                         -
                                                                        --------------
Ending Balance                                                          313,648,291.37
                                                                        ==============

Adjusted Ending Balance Based Upon Required Balance                     304,999,741.31
                                                                        ==============
Required Balance                                                        304,999,741.31


PAYAHEAD RECONCILIATION


Beginning Balance                                                             8,777.12
Deposit                                                                       3,248.60
Payahead Interest                                                                41.06
Withdrawal                                                                      879.24
                                                                        --------------
Ending Balance                                                               11,187.54
                                                                        ==============

CURRENT DELINQUENCY
                                                 PRINCIPAL      % OF ENDING
    # PAYMENTS DELINQUENT          NUMBER         BALANCE      POOL BALANCE
    ---------------------          ------         -------      ------------
1 Payment                            335        4,301,920.55       1.42%
2 Payments                           154        2,037,568.87       0.67%
3 Payments                            63          826,034.38       0.27%
                                     ---        ------------       ----
Total                                552        7,165,523.80       2.36%
                                     ===        ============       ====



DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                            END OF PERIOD       DELINQUENCY
   PERIOD                BALANCE             POOL BALANCE          RATE
   ------                -------             ------------          ----
Current                2,863,603.25         303,957,904.81          0.94%
1st Previous           2,870,076.66         312,540,669.52          0.92%
2nd Previous           2,864,002.23         321,785,376.01          0.89%


NET LOSS RATE

                                                                                                               DEFAULTED
                                                                  LIQUIDATION            AVERAGE               NET LOSS
   PERIOD                                   BALANCE                PROCEEDS            POOL BALANCE          (ANNUALIZED)
   ------                                   -------                --------            ------------          ------------
Current                                     859,992.65             298,672.60        308,249,287.22                 2.19%
1st Previous                                924,827.51             128,118.84        317,163,002.82                 3.01%
2nd Previous                                684,674.39              30,536.98        326,783,266.25                 2.40%

Gross Cumulative Charge Offs              2,629,812.40         Number of                                               50
                                                               Repossessions
Gross Liquidation Proceeds                  464,548.44         Number of Inventoried Autos EOM                         99
Net Cumulative Loss Percentage                   0.59%         Amount of Inventoried Autos EOM                 762,917.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)                    0.38%
Trigger                                          0.50%
Status                                             OK








DATE:2/6/00                                 /s/ Ashley Vukovits
                                            ------------------------------------
                                            ASHLEY VUKOVITS
                                            FINANCE OFFICER